Execution Version

Amendment, Guarantee and Waiver Agreement

This Amendment, Guarantee and Waiver Agreement (this “Agreement”) is made by each of Universal Business Payment Solutions Acquisition Corporation, (“Parent”), Ten Lords, Ltd (“Ten Lords”) and JetPay, LLC (“JetPay”) as of December 28, 2012. Reference is made to that certain Loan Agreement, dated as of May 31, 2010 (the “Loan Agreement”) by and among Ten Lords, Providence Interactive Capital, LLC, JetPay, JetPay ISO Services, LLC, JetPay Merchant Services, LLC, JT Holdings, L.P., JT Holdings Management, LLC (together with JetPay, JetPay ISO Services, LLC, JetPay Merchant Services, LLC and JT Holdings, L.P., the “JetPay Companies”), WLES, Ltd. and Trent Voigt. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

WHEREAS, JetPay has agreed to an acquisition by a wholly-owned subsidiary of Parent of all of JetPay’s outstanding equity interests (the “JetPay Sale”), pursuant to an Agreement and Plan of Merger by and among Parent, JP Merger Sub, LLC, JetPay, WLES, L.P.., and Trent Voigt (the “Merger Agreement”);

WHEREAS, in order to induce the Paine Companies to consent to transactions contemplated by the Merger Agreement, the parties to the Loan Agreement desire to modify certain provisions of the Loan Agreement, the Redemption Note, the Pledge Agreement and the Security Agreement (collectively, the “Loan Documents”), and Parent desires to guarantee certain of JetPay’s obligations under the Loan Documents;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          Adjustment to Balance Due; Tax Gross-Up Payment.

(a) The parties acknowledge that as of the date of this Agreement, but before giving effect to the transactions contemplated in this Agreement, the balance of principal and accrued, unpaid interest due under the Redemption Note (the “Note Balance”) is $8,331,368.69. Contingent and effective upon consummation of the Merger Agreement, the Note Balance shall be immediately and automatically increased by $10,000 to reimburse attorneys’ fees the Paine Companies have incurred and reasonably anticipate incurring in connection with the transactions contemplated in this Agreement.

(b ) In addition, JetPay shall cause a cash payment to be made, on or before April 15 of each calendar year following a calendar year in which payments are made on the Redemption Note, in the amount, calculated on a grossed up after-tax basis and determined separately for each separate taxpayer, of any increase in actual tax liability of the owners of Ten Lords, Ltd. and Providence Interactive Capital, LLC (collectively, the “Payees”) resulting from (a) any increase in the capital gains tax rate over 15%, (b) the 3.8% surtax on investment income and gains imposed by Internal Revenue Code Section 1411, and (c) any other increase in taxes or similar obligations the owners of the Payees will be required to pay as a result of the Redemption Note being paid after December 31, 2012. Prior to or on the date such tax payments are made, the Payees shall provide reasonable documentation to JetPay evidencing such increases in actual tax liability. A written or emailed statement signed by an accountant, attorney or another professional tax advisor familiar with the Payees’ owners’ tax filings and stating the amount of the increase in the Payees’ owners’ actual tax liability as a result of the matters discussed in this paragraph shall be sufficient for this purpose. The purpose of this provision of this Section 1 is to put the owners of the Payees in the same after-tax economic position they would have been in if the Redemption Note was paid and taxed under 15% capital gains rates and income tax rates applicable under the tax law on or before December 31, 2012.

2.          Minimum Payment Amount. Contingent and effective upon consummation of the Merger Agreement, the JetPay Companies shall pay to the Payees, as a partial payment of the Note Balance, an amount equal to the greater of:

(a)   the portion of the Note Balance, as adjusted pursuant to Section 1(a) above, that exceeds $6,000,000; or

(b)   the Note Balance, as adjusted pursuant to Section 1(a) above, minus the product of $6.08 multiplied by the Excess Redemption Amount. The “Excess Redemption Amount” shall be equal to the number of shares of Parent common stock in excess of 6,385,482 shares that are to be redeemed for pro rata shares of the funds being held in a trust account established in connection with Parent’s initial public offering.

3.          Consent and Waiver. Notwithstanding the provisions of Article 8 of the Loan Agreement, contingent and effective upon consummation of the Merger Agreement the Paine Companies hereby consent to the JetPay Sale, the entry by JetPay into the Merger Agreement and the performance of any of the transactions contemplated thereby, and the Paine Companies hereby waive compliance with the Loan Agreement to the extent the JetPay Sale, the entry by JetPay into the Merger Agreement and the performance of any of the transactions contemplated thereby are inconsistent with the Loan Agreement.

4.          Limited Guarantee.

(a) Contingent and effective upon consummation of the Merger Agreement, Parent unconditionally and irrevocably, as a primary obligor and not only a surety, guarantees the due and punctual payment, performance and discharge of each of the JetPay Companies’ obligations under the Loan Documents and under this Agreement (the “Obligations”). In no event shall Parent be deemed to be obligated to pay any amounts in excess of the amounts currently outstanding under the Redemption Note (as modified pursuant to Section 1 above) plus any accrued but unpaid interest thereon. This is an absolute, unconditional, present, primary and continuing guarantee of payment and not only of collectability.

(b) In the event that any payment to Ten Lords in respect of any Obligations is rescinded or must otherwise be returned for any reason whatsoever, Parent shall remain liable hereunder with respect to such Obligations as if such payment had not been made.

(c) Such guarantee will remain in full force and effect until such time as the Obligations have been satisfied in full.

5.          Amendment. Contingent and effective upon consummation of the Merger Agreement, the Redemption Note shall be modified as follows:

(a)          Interest shall accrue on the Redemption Note at a rate of 9.5% per annum for the first 180 days after consummation of the transactions contemplated in this Agreement, and 13.5% per annum for so long thereafter as any amounts remain outstanding (subject to other provisions of the Redemption Note imposing a “Past Due Rate”).

(b)          The Redemption Note shall be due and payable in full on the first anniversary of the date of this Agreement. The JetPay Companies shall use commercially reasonable efforts to cause all amounts due and payable under the Redemption Note to be repaid as soon as commercially practicable.

6.          Conversion Option. The Payees may, at their option by one or more written notices (each a “Conversion Notice”) delivered to Parent at any time or times before repayment of the Redemption Note in full, elect to convert the then-existing Note Balance into shares of common stock of Parent. Each Conversion Notice shall state the portion of the Redemption Note the Payees wish to convert (the “Conversion Amount”). Upon receipt of a Conversion Notice, (a) the Note Balance shall be deemed immediately and automatically reduced by the Conversion Amount and (b) Parent shall immediately issue or cause to be issued to the Payees or their designee a number of shares of common stock of Parent equal to the quotient of the Conversion Amount divided by the Conversion Price. The “Conversion Price” shall be equal to $6.00 per share unless an Event of Default (as that term is defined in the Loan Agreement) has occurred and has not been cured, in which case the Conversion Price shall be equal to the lower of: (i) $6.00 per share and (ii) such lower price per share as was the average closing price of shares of Parent common stock on any national stock exchange on which such shares trade for the previous ten trading days prior to the date Payees deliver a Conversion Notice. Parent shall grant the Payees certain registration rights as set forth on Exhibit A attached hereto.

7.          Conflict with the Loan Documents. Except as set forth herein, all other provisions of the Loan Documents shall remain in full force and effect. To the extent any provision of this Agreement is inconsistent with the Loan Documents, this Agreement will govern and control.

8.          Binding Effect. Except as otherwise provided in this Agreement to the contrary, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

9.          Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

10.         Counterparts. This Agreement may be executed in two or more counterparts for the convenience of the parties hereto, each of which shall be deemed an original and all of which together will constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or portable document format shall be effective as delivery of a mutually executed counterpart to this Agreement.

11.         Attorneys’ Fees. In the event of any dispute among the parties to this Agreement regarding its interpretation or a claim brought by a party to enforce its rights under this Agreement, the losing party in any such dispute or claim shall be responsible for the reasonable attorneys’ fees incurred by the prevailing party in connection with such dispute or claim.

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IN WITNESS WHEREOF, and intending to be legally bound, the undersigned have signed this Agreement as of the date first written above.

Universal business payment
solutions acquisition
corporation

By:
Name:	Bipin C. Shah
Title:	Chief Executive Officer

JEtpay, llc

By:
Name:	Trent Voigt
Title:	CEO

TEN LORds LTD

by:
Name:
Title:

REGISTRATION RIGHTS

1.          Definitions.

“Common Stock” means (i) shares of the Common Stock, par value $0.001 per share, of the Company and (ii) any shares of capital stock of the Company issued or issuable with respect to securities referred to in clause (i) above by way of a stock dividend or distribution payable thereon or stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination thereof.

“Company” means Universal Business Payment Solutions Acquisition Corporation, a Delaware corporation.

“Damages” has the meaning set forth in Section 6(a) hereof.

“Demand Registration” has the meaning set forth in Section 4(a) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Incidental Registration” has the meaning set forth in Section 3(a) hereof.

“Investor” means a holder of Registrable Securities who is not an “affiliate” of the Company, as the term “affiliate” is defined under Rule 144 (or any similar provisions then in force) under the Securities Act.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registration Expenses” means (i) all registration and filing fees, (ii) fees and expenses of compliance with any securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the securities registered), (iii) printing expenses, (iv) internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses relating to any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 5(g) hereof), (vi) reasonable fees and expenses of any special experts retained by the Stockholder in connection with such registration, (vii) reasonable fees and expenses of one counsel for all of the holders of Registrable Securities participating in the offering selected by the holders of the majority of Registrable Securities to be sold for the account of all holders of Registrable Securities in the offering, (viii) fees and expenses in connection with any review of underwriting arrangements by the Financial Industry Regulatory Authority (“FINRA”) including fees and expenses of any “qualified independent underwriter” and (ix) fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but shall not include any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities, or any out-of-pocket expenses (except as set forth in clause (vii) above) of the holders of Registrable Securities to be sold in the offering (or the agents who manage their accounts) or any fees and expenses of underwriter’s counsel.

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the terms hereof, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Registrable Securities” has the meaning set forth in Section 2 hereof.

“Special Registration Statement” means (i) a registration statement on Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company’s security holders, employees, directors, consultants or other business associates or (ii) a registration statement registering a Unit Offering.

“Stockholder” means one or both of the Payees (as that term is defined in the Amendment, Guarantee and Waiver Agreement to which this Registration Rights exhibit is attached), or the other person(s) or entity(ies) designated by such Payees to be issued shares of Common Stock pursuant to Section 6 of said Amendment, Guarantee and Waiver Agreement.

“Underwritten Registration” or “Underwritten Offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.          Registrable Securities. The securities entitled to the benefits set forth herein are the Registrable Securities. As used herein, “Registrable Securities” means the shares of Common Stock that are issued (or issuable) and outstanding as a result of the Stockholder’s conversion rights under that certain Amendment, Guarantee and Waiver Agreement by each of the Company, Ten Lords, Ltd and JetPay, LLC , dated as of December 28, 2012; provided, however, that each share of Common Stock shall cease to be a Registrable Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it; (ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act or all shares of Common Stock held by an Investor or its Affiliates are then distributable at one time under Rule 144 (or any similar provisions then in force) under the Securities Act; or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing or requiring a legend and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists under the Securities Act.

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3.            Incidental Registration.

(a)          Right to Include Common Stock. If at any time or from time to time following the date the Company has consummated an Initial Public Offering the Company at any time proposes to register any of its Common Stock under the Securities Act (other than in connection with the Initial Public Offering and other than on a Special Registration Statement), whether or not for sale for its own account, it will each such time, as promptly as practicable following the date of filing with the Commission or other applicable regulatory authority of a registration statement or similar document with respect to such registration, give written notice (the “Incidental Registration Notice”) to all holders of Registrable Securities of its intention to register its Common Stock under the Securities Act, and of such holders’ rights under this Section 3. Upon the written request of any such holders of Registrable Securities made within five (5) days of the date of the Incidental Registration Notice (which request shall specify the aggregate number of the Registrable Securities to be registered and will also specify the intended method of disposition thereof), the Company will effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof (an “Incidental Registration”), to the extent required to permit the public disposition (in accordance with such intended methods thereof) of the Registrable Securities to be so registered; provided, however, that (i) if, at any time after giving written notice of its intention to register shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Company’s Common Stock, the Company shall give written notice of such determination to each holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); (ii) if a registration requested pursuant to this Section 3 shall involve an underwritten public offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing at least five (5) days prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration; and (iii) if, at any time after the 180-day or shorter period specified in Section 3(b), the sale of the securities has not been completed, the Company may withdraw from the registration the Registrable Securities which the Company has been requested to register and which have not been sold.

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(b)          Priority in Incidental Registrations. If a registration pursuant to Section 3(a) involves an Underwritten Offering and the managing underwriter advises the Company in writing that, in its opinion, the total number of shares of Common Stock to be included in such registration, including the Registrable Securities requested to be included pursuant to this Section 3, exceeds the maximum number of shares of Common Stock specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of such shares of Common Stock, then the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters, can be sold in the following order of priority: (i) first, all of the shares of Common Stock that the Company proposes to sell for its own account, if any, (ii) second, all of the shares of Common Stock being registered by holder(s) of Registrable Securities pursuant to a Demand Registration (as hereinafter defined), and (iii) third, the Registrable Securities of the holder(s) of Registrable Securities requested to be included in such Incidental Registration. To the extent that shares of Common Stock to be included in the Incidental Registration must be allocated among the holder(s) of Registrable Securities pursuant to clause (iii) above, such shares shall be allocated pro rata among the holder(s) of Registrable Securities based on the number of shares of Common Stock that such holder(s) of Registrable Securities shall have requested to be included therein. Notwithstanding the foregoing, if an Incidental Registration is an Underwritten Offering, the managing underwriter or underwriters may select shares for inclusion, or exclude shares completely, in such Incidental Registration on a basis other than a pro rata basis if, in the reasonable opinion of such underwriter or underwriters, selection on such other basis, or inclusion of such shares, would be material to the success of the offering.

(c)          Expenses. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 3.

(d)          Liability for Delay. The Company shall not be held responsible for any delay in the filing or processing of a registration statement which includes any Registrable Securities due to requests by holders of Registrable Securities pursuant to this Section 3 nor for any delay in requesting the effectiveness of such registration statement.

(e)          Participation in Underwritten Registrations. No holder of Registrable Securities may participate in any Underwritten Registration hereunder unless such holder (i) agrees to sell such holder’s Common Stock on the basis provided in any underwriting arrangements approved by the persons who have selected the underwriter and (ii) accurately completes in a timely manner and executes all questionnaires, powers of attorney, escrow agreements, underwriting agreements and other documents customarily required under the terms of such underwriting arrangements.

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4.            Demand Registration.

(a)          Right to Demand Registration. Subject to Section 4(b) below, the Stockholder shall be entitled to make ua written request (“Demand Registration Request”) to the Company for registration with the Commission under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities owned by it (a “Demand Registration”) (which Demand Registration Request shall specify the intended number of Registrable Securities to be disposed of by such holder and the intended method of disposition thereof); provided, however, that (i) the Company may, if the Board of Directors so determines in the exercise of its reasonable judgment that due to a pending or contemplated acquisition or disposition or public offering it would be inadvisable to effect such Demand Registration at such time, defer such Demand Registration for a single period not to exceed ninety (90) days but, if requested by the party requesting such Demand Registration, the Company shall prepare for such Demand Registration so that it will be in a position to file for such Demand Registration promptly following the expiration of such period; provided, however, that the Company may not defer Demand Registrations more than once in any 365-day period, and (ii) if the Company elects not to effect the Demand Registration pursuant to the terms of this sentence, no Demand Registration shall be deemed to have occurred for purposes hereof. Promptly after receipt of the Demand Registration Request, the Company will serve written notice (the “Demand Notice”) of such Demand Registration Request to all holders of Registrable Securities and, subject to paragraph (c) below, the Company will include in such registration all Registrable Securities of such holders with respect to which the Company has received written requests for inclusion therein from such holders within five (5) business days after the receipt by the applicable holder of the Demand Notice. All requests made pursuant to this Section 4(a) will specify the aggregate number of the Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

(b)          Number of Demand Registrations. The Stockhodler shall be entitled to make up to three (3) Demand Registration Requests at any time. A Demand Registration shall not be counted as a Demand Registration hereunder until such Demand Registration has been declared effective and maintained continuously effective for a period of at least six (6) months or such shorter period when all Registrable Securities included therein have been sold in accordance with such Demand Registration.

(c)          Priority on Demand Registration. If any of the Registrable Securities proposed to be registered pursuant to a Demand Registration are to be sold in a firm commitment Underwritten Offering and the managing underwriter or underwriters of a Demand Registration advise the Company and the holders of such Registrable Securities in writing that in its or their reasonable opinion the number of shares of Common Stock proposed to be sold in such Demand Registration exceeds the maximum number of shares specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of the Common Stock, the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters can be sold in the following order of priority: (i) first, the Registrable Securities requested to be included in such Demand Registration held by the party requesting such Demand Registration and such party’s Permitted Transferees; (ii) second, shares of Common Stock to be offered by the Company in such Demand Registration; and (iii) third, shares of Common Stock requested to be included in such Demand Registration held by all other holders of Common Stock, provided that such amount shall be allocated among such other holders as provided in Section 3(b).

(d)          Expenses. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 4.

5.          Registration Procedures. If and whenever the Company is required to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company will, as expeditiously as possible:

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(a)          prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Sections 3 or 4 herein at any time prior to the effective date of the registration statement relating thereto, provided, however, that any such discontinuance is conducted in accordance with all other applicable provisions hereof;

(b)          prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

(c)          furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each such amendment and supplement thereof (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

(d)          use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or subject itself to general taxation in any jurisdiction where it is not then so subject;

(e)          immediately notify each seller of any Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act within the appropriate period mentioned in clause (b) of this Section 5, of the Company becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and within ten (10) days prepare and furnish to all sellers a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

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(f)          The Company will have the right, in its sole discretion, to select an underwriter or underwriters. In connection with any Public Offering, the Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities in any such Public Offering, including the engagement of a “qualified independent underwriter” in connection with the qualification of the underwriting arrangements with the FINRA;

(g)          if such Registrable Securities are not already listed or quoted and if such listing is then permitted under the rules of an exchange on which the Common Stock is then listed, use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed, and provide an independent transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(h)          furnish to each seller of Registrable Securities covered by such registration statement a signed counterpart, addressed to such seller (and the underwriters, if any) of:

(i)          an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the sellers of not less than fifty percent (50%) of such Registrable Securities (and the managing underwriter, if any); and

(ii)          a “comfort” letter, dated the effective date of such registration statement (and, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company’s financial statements included in such registration statement, covering such matters with respect to such registration statement as are customarily covered in accountants’ letters delivered to the underwriters in underwritten offerings of securities as may reasonably be requested by the sellers of not less than fifty percent (50%) of such Registrable Securities (and the managing underwriter, if any);

(i)          make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter (individually, an “Inspector” and collectively, the “Inspectors”), all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility (collectively, the “Records”), and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that any Records that are designated by the Company in writing as confidential shall be kept confidential by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or by any regulatory authority having jurisdiction. Each Investor agrees that non-public information obtained by it as a result of such Inspections shall be deemed confidential and acknowledges its obligations under the Federal securities laws not to trade any securities of the Company on the basis of material non-public information; and

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(j)          cause appropriate officers of the Company to (i) prepare and make presentations at any “road shows” and before analysts and rating agencies, as the case may be, (ii) take other actions to obtain ratings for any Registrable Securities and (iii) otherwise use their reasonable best efforts to cooperate as reasonably requested by the underwriters in the offering, marketing or selling of the Registrable Securities.

(k)          The Company may require each seller of Registrable Securities as to which any registration is being effected promptly to furnish to the Company such information regarding the distribution of such Registrable Securities as may be legally required. Such information shall be furnished in writing and shall state that it is being furnished for use in the registration statement.

(l)          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (e) of this Section 5, such holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 5, and, if so directed by the Company, such holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of the Company’s notice. In the event the Company shall give any such notice, the period mentioned in clause (b) of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 5 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 5.

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6.          Indemnification.

(a)          Indemnification by the Company. The Company hereby agrees to indemnify and hold harmless each holder of Registrable Securities which shall have been registered under the Securities Act, and such holder’s officers, directors and agents and each other Person, if any, who controls such holder within the meaning of the Securities Act and each other Person (including underwriters) who participates in the offering of such Registrable Securities against any losses, claims, damages, liabilities, reasonable attorneys’ fees, costs or expenses (collectively, the “Damages”), joint or several, to which such holder or controlling Person or participating Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Company or its agents contained in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder of Registrable Securities or such controlling Person or participating Person in connection with investigating or defending any such Damages or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary or final prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or such controlling or participating Person, as the case may be, specifically for inclusion in any such document; or (ii) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus which amendment or supplement is delivered to such holder in a timely manner and such holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of such Registrable Securities to the Person asserting such Damages and such Damages would have been avoided if such holder had so delivered such prospectus as so amended or supplemented.

(b)          Indemnification by the Holders of Registrable Securities Which Are Registered. It shall be a condition of the Company’s obligations herein to effect any registration under the Securities Act that there shall have been delivered to the Company an agreement or agreements duly executed by each holder of Registrable Securities to be so registered, whereby such holder agrees to indemnify and hold harmless the Company, its directors, officers and agents and each other Person, if any, which controls the Company within the meaning of the Securities Act against any Damages, joint or several, to which the Company, or such other Person or such Person controlling the Company may become subject under the Securities Act or otherwise, but only to the extent that such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statements or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, such preliminary or final prospectus or such amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by such holder of Registrable Securities specifically for inclusion in such document. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement.

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(c)          Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of the commencement of any action or proceeding involving a claim referred to in the preceding Sections 6(a) and 6(b); and (ii) unless the indemnified party has been advised by its counsel that a conflict of interest exists between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation; provided, however, that no indemnifying party will consent to the entry of any judgment or enter into any settlement (other than for the payment of money only) without the consent of the indemnified party (which consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

(d)          Contribution. If for any reason the indemnification provided for in the preceding Sections 6(a) or 6(b) is unavailable to an indemnified party in respect of any Damages referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such holder with respect to such Damages. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

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7.          Hold-Back Agreements.

(a)          Restrictions on Public Sale by Company and Holders of Common Stock. The Company and each holder of Common Stock whose Common Stock is eligible for inclusion in a Registration Statement filed pursuant to Sections 3 or 4, if requested by the managing underwriter or underwriters in an Underwritten Offering of any Registrable Securities, agrees not to, directly or indirectly (except with respect to the Company in connection with a Special Registration Statement), (i) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Stock (including, without limitation, Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Commission and Common Stock that may be issued upon exercise of any option or warrant) or securities convertible into or exchangeable for Common Stock , or (ii) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such Common Stock , whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, during the ten (10) day period prior to, and for a period of 180 days after, the effective date of the Registration Statement, to the extent timely notified in writing by the managing underwriter, or, with respect to each such holder of Common Stock, the Company. Additionally, the Company agrees to use reasonable efforts to cause each holder of Common Stock purchased from the Company at any time after the date of the Agreement (other than in a registered public offering) to agree to the provisions of this Section 7(a).

(b)          Certain Holders of Registrable Securities Excepted. The provisions of Section 7(a) shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder shall undertake, in its request to participate in any such Underwritten Offering, not to effect any public sale or distribution of Registrable Securities (except as part of such Underwritten Registration) during such period unless it has provided forty-five (45) days prior written notice of such sale or distribution to the managing underwriter or underwriter.

8.          Underwritten Registration. If any of the Registrable Securities covered by any Incidental Registration or Demand Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company. Notwithstanding anything herein to the contrary, no Person may participate in any Underwritten Registration hereunder unless such Person (a) agrees to sell such Person’s securities on the basis provided in any underwritten arrangements approved by the Persons entitled hereunder to approve such arrangement and (b) accurately completes and executes all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements.

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